UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): August 20, 2010

CDSS WIND DOWN, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-33491	75-2873882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Teaneck Road, Teaneck, New Jersey 07666
(Address of principal executive offices) (Zip Code)

(201) 530-1200
(Registrant's telephone number, including area code)

2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201
(Former name or former address, if changed since last reported)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Reference is made to Current Report on Form 8-K (“Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) by CDSS Wind Down, Inc. (“CDSS” or the “Company”) on August 26, 2010 (the “Form 8-K”). Item 4.01 of Form 8-K is hereby amended to read in its entirety as follows:

On August 20, 2010, the Company consummated the acquisition of Green Energy Management Services, Inc., a Delaware corporation (“GEM”), through a reverse triangular merger in which CDSS Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company formed solely for the purpose of facilitating the merger (“Acquisition Sub”), merged with and into GEM, and GEM became a wholly-owned subsidiary of the Company (the “Merger”), in accordance with the Merger Agreement, dated as of March 29, 2010 (as amended, the “Merger Agreement”), by and among the Company, Acquisition Sub and GEM.

Resignation of KBA Group LLP:

Effective June 1, 2009, KBA Group LLP (“KBA”) joined BKD, LLP. As a result, On June 3, 2009, KBA resigned as CDSS’ independent registered public accounting firm. The reports issued by KBA on the financial statements for the then two most recent fiscal years ended December 31, 2008 and 2007 of CDSS did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report issued by KBA on the financial statements for the most recent fiscal year of CDSS was modified to include an explanatory paragraph describing that CDSS reports on the liquidation basis of accounting.

In connection with its audits for the two then most recent fiscal years ended December 31, 2008 and 2007 and through June 3, 2009, the date on which KBA notified CDSS of its intention to resign, there were no disagreements with KBA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBA, would have caused KBA to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years, and except as set forth below, no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K have occurred.

As discussed in Part I, Item 4(T) of CDSS’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 filed with the SEC on May 20, 2009, and Part II, Item 9A(T) of CDSS’ Annual Reports on Form 10-K for the fiscal years ended December 31, 2008 and 2007, filed with the SEC on April 15, 2009 and April 14, 2008, respectively, certain internal control deficiencies were identified as a result of material weaknesses in CDSS’ internal controls over its documentation and a lack of segregation of duties due to its limited size while it is in the wind down of its business (the “Reportable Event”). The material weakness identified did not result in the restatement of any previously reported financial statements or any other related financial disclosure, nor does management believe that it had any effect on the accuracy of the Company’s financial statements for the reporting periods. CDSS has authorized KBA to respond fully to the inquiries of its successor independent registered public accounting firm concerning theses material weaknesses.

CDSS provided KBA with a copy of the disclosures it made in response to Item 304(a) of Regulation S-K in its Current Report on Form 8-K filed with the SEC on June 9, 2009, prior to its filing with the SEC, and requested that KBA furnish it with a letter addressed to the SEC stating its agreement with the statements concerning KBA in such Current Report on Form 8-K. A copy of the letter, dated June 3, 2009, was filed as Exhibit 16.1 to such Current Report on Form 8-K.

CDSS’ then existing audit committee was notified of the resignation and the reasons for the resignation of KBA as CDSS’ certifying accountant.

Engagement of MaloneBailey, LLP:

On July 29, 2009, CDSS reported that it had engaged MaloneBailey, LLP (“M&B”) as its independent registered public accounting firm for the fiscal year ended December 31, 2009 to replace KBA. The engagement of M&B was effective as of July 24, 2009.

During CDSS’ then two most recent fiscal years ended December 31, 2008 and 2007, and in the subsequent interim period though July 24, 2009, the effective date of M&B’s engagement by CDSS, neither CDSS nor anyone on its behalf consulted with M&B regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on CDSS’ financial statements, and M&B did not provide either a written report or oral advice to CDSS that was an important factor considered by CDSS in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K, including the Reportable Event described above.

The decision to engage M&B was approved by the then existing board of directors of CDSS.

Deemed Change of Accountants in Connection with the Merger

As a result of the Merger, effective as of August 20, 2010, there was deemed to be a change of the Company’s independent registered public accounting firm because the same independent registered public accounting firm did not report on the most recent financial statements of both CDSS and GEM. The Company has selected MaloneBailey, LLP to continue as the Company’s independent registered public accounting firm and Hannis T. Bourgeois, LLP (“HTB”) will not act as the Company’s independent registered public accounting firm. Prior to the Merger, HTB was GEM’s independent registered public accounting firm. Accordingly, HTB will no longer be associated with the Company’s financial statements and will be treated as the Company’s predecessor accountant.

HTB’s report on GEM’s financial statements for the past two fiscal years ended December 31, 2009 and 2008, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2009 and 2008, and the subsequent interim period through August 20, 2010, the date of the deemed change of accountants, GEM did not have any disagreements with HTB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of HTB, would have caused it to make reference to the subject matter of this disagreement(s) in connection with its report.

The Company requested HTB to furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the HTB letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

The deemed change of the Company’s independent registered public accounting firm was approved by the Company’s and GEM’s board of directors.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from HTB, dated as of September 1, 2010, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDSS WIND DOWN, INC.

Dated: September 2, 2010	By:	/s/ Robert Weinstein
Robert Weinstein
Chief Financial Officer